PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of May 31, 1995, made by Challenger Industries Inc., a Delaware corporation (the "Pledgor"), in favor of O. F. Mossberg & Sons, Incorporated, a Connecticut corporation, and Maverick Arms, Inc., a Texas corporation (collectively, the "Pledgee").

                              W I T N E S S E T H:

         WHEREAS, the Pledgee has made a $9,000,000 loan (the "Loan") to the Pledgor, Challenger International Ltd., Lakefield Arms Limited, Passive Bullet Traps, Ltd., and Passive Bullet Traps, Inc., d/b/a/ Savage Range Systems
(collectively, the "Borrowers"), as evidenced by a Promissory Note, in such amount, dated of even date herewith (the "Note"); and

         WHEREAS, as an inducement to and in consideration of the Pledgee making the Loan, the Pledgor has agreed to, among other things, execute and deliver this Pledge Agreement to the Pledgee.

         NOW, THEREFORE, in consideration of the premises and to induce the Pledgee to make the Loan, the Pledgor hereby agrees with the Pledgee as follows:

         (1) Defined Terms. Unless otherwise defined herein, terms defined in the preamble hereof and the recitals hereto shall have their defined meanings when used herein and the following terms shall have the following meanings:

         "Code": the Uniform Commercial Code from time to time in effect in the State of Connecticut.

         "Collateral": the Pledged Stock and all Proceeds.

         "Event of Default": shall mean any of the following:

              (a) The failure of any Borrower to pay any principal or interest of the Note in accordance with the terms thereof; or

              (b) Any representation or warranty made or deemed made by the Pledgor in this Pledge Agreement or by the Pledgor or any Borrower in any certificate, document or financial or other statement furnished at any time under or in connection with this Pledge Agreement or the Note shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

              (c) The Pledgor shall default in the observance or performance of any agreement or covenant contained in this Pledge Agreement; or

              (d) Any of the Borrowers or Savage Arms, Inc. ("Savage") shall (a) default in any payment of principal of or interest on any Indebtedness (other than the Note) which has an aggregate principal amount in excess of $250,000 or in the payment of any Guarantee Obligation under which the maximum liability of any Borrower exceeds $250,000; or (b) fail to comply with any financial covenant made in connection with any such Indebtedness or Guarantee Obligation applicable to any of the first three fiscal quarters of each fiscal year for a period in excess of 60 days after the end of each such quarter, unless such failure to comply is not otherwise waived in writing within such 60-day period; or (c) fail to comply with any financial covenant made in connection with any such Indebtedness or Guarantee Obligation applicable to any fiscal year for a period in excess of 90 days after the end of such fiscal year, unless such failure to so comply is not otherwise waived in writing within such 90-day period; or (d) fail to cure, or obtain a waiver in writing of, any default (other than a payment or financial covenant default) with respect to any other covenant or agreement made in connection with any such Indebtedness or Guaranty Obligation within 30 days after having knowledge of such default; or (e) default in the observance or performance of any agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

              (e) (i) Any of the Borrowers or Savage shall commence any case, proceedings or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or any Borrower or Savage or any of their subsidiaries shall make a general assignment for the benefit of their creditors; or (ii) there shall be commenced against any of the Borrowers or Savage any case, proceeding or other action or a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any of the Borrowers or Savage any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its asset which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Borrower or Savage shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in any of the acts set forth in clause (i), (ii) or (iii) above; or (v) any Borrower or Savage shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

              (f) One or more judgments or decrees shall be entered against any of the Borrowers or Savage involving in the aggregate a liability (not paid or fully covered by insurance) of $250,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

              (g) The occurrence of a Default Event under the Letter Agreement.

         "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided; however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (x) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (y) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing persons maximum reasonably anticipated liability in respect thereof as determined by such guaranteeing person in good faith.

         "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, and (b) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.


         "Issuers": Lakefield Arms Limited and Passive Bullet Traps, Inc. (individually, an Issuer).

         "Letter Agreement": means a Letter Agreement, dated the date hereof, among the Borrowers, Savage and the Pledgee.

         "Lien":  Any  mortgage,  pledge,  hypothecation,   assignment,  deposit
         arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and the filing of any financing statement under the Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "Obligations": the unpaid principal of and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Note and all other obligations and liabilities of the Pledgor to the Pledgee, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise solely under, out of, or in connection with, the Note, this Pledge Agreement, the Letter Agreement or the Pledge Agreement, dated the date hereof, between the Pledgee and Challenger International Inc. (the "Challenger International Pledge Agreement"), whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses

         (including, without limitation, all fees and disbursements of counsel to the Pledgee that are required to be paid by the Pledgor pursuant to the terms of the Note, this Pledge Agreement, the Letter Agreement or the Challenger International Pledge Agreement) or otherwise.


         "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Pledqe Agreement": this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

         "Pledqed  Stock":  the shares of capital stock of each Issuer listed on
         Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by each Issuer to the Pledgor while this Pledge Agreement is in effect.

         "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

         (2) Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Pledgee, all the Pledged Stock issued and outstanding on the date hereof and hereby grants to Pledgee, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (3) Delivery of Pledged Stock, Power of Attorney. Simultaneously herewith, the Pledgor has delivered to the Pledgee all certificates evidencing the Pledged Stock, accompanied by stock powers and other proper instruments of assignment duly executed in blank, and the Pledgor agrees to deliver the certificates evidencing all hereafter acquired Collateral, together with stock powers and other proper instruments of assignment, duly executed in blank with signatures properly executed thereon, for the use, benefit, security and protection of the Pledgee as set forth herein, and upon and subject to the terms and conditions hereof. The Pledgor hereby irrevocably grants the Pledgee a power of attorney, coupled with an interest, with respect to the Collateral, with a power, after an Event of Default, to transfer the Collateral, to execute in Pledgor's name instruments of conveyance or transfer with respect to all or any of the Collateral and to take such other action to enforce any of Pledgee's rights hereunder or with respect to any of the Collateral. Pledgor hereby irrevocably grants the Pledgee a proxy with respect to the Collateral for all purposes consistent with this Pledge Agreement.

         (4) Representations and Warranties. The Pledgor represents and warrants to the Pledgee that:

               (a) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of all classes of the capital stock of each Issuer;

               (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

               (c) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

               (d) the Pledgor has full power, authority and legal right to execute, deliver and perform the obligations under this Pledge Agreement, and to pledge, assign and grant a security interest in all of the Collateral pursuant to this Pledge Agreement;

               (e) no consent or approval or the taking of any other action in respect of any party or of any public authority is required as a condition to the validity or enforceability of this Pledge Agreement;

               (f) there are no restrictions upon the voting rights or the transfer of the Pledged Stock other than as required by law;

               (g) the execution, delivery and performance hereof, and the pledge and assignment of and granting of a security interest in the Collateral hereunder, have been duly authorized by all necessary corporate or other action of the Pledgor and do not contravene any law, rule or regulation or any provision of the Pledgor's charter documents or by-laws or other governing documents or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which the Pledgor or any of the Pledgor's property is bound or affected or constitute a default thereunder; and

               (h) upon delivery to the Pledgee of the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Person purporting to purchase any Collateral from the Pledgor.

         (5) Covenants. The Pledgor covenants and agrees with the Pledgee that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

              (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), options or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as agent of the Pledgee, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly endorsed by the Pledgor to the Pledgee, if required, together with an undated stock power, proxy and power of attorney covering such certificate duly executed in blank by the Pledgor to be held by the Pledgee, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Pledgee to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Pledgee to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Pledgee, hold such money or property in trust for the Pledgee, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

              (b) Without the prior written consent of the Pledgee, the Pledgor will not (a) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities or options convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer,
(b) sell, assign, pledge, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (c) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend the right, title and interest of the Pledgee in and to the Collateral against the claims and demands of all Persons whomsoever.

              (c) At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper (in each case, as defined in the Code) shall be immediately delivered to the Pledgee, duly endorsed in a manner satisfactory to the Pledgee, to be held as Collateral pursuant to this Pledge Agreement.

              (d) The Pledgor agrees to pay, and to save the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

              (e) The Pledgor shall promptly give notice to the Pledgee upon the occurrence of an Event of Default.

              (f) The Pledgor will not (i) move the location of its chief executive office/chief place of business out of the islands of Bermuda, or (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Pledgee in connection with this Agreement would become seriously misleading, unless it shall have given the Pledgor at least 30 days prior written notice thereof.

         (6) Cash Dividends; Voting Rights. The Pledgor shall not be permitted to receive any dividends, cash or otherwise, paid by each Issuer; the Pledgee shall have the right to receive any and all dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Pledgee may determine. Unless an Event of Default shall have occurred, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Pledgee's judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Pledge Agreement or a Default Event, as defined in the Letter Agreement.

         (7) Riqhts of the Pledgee. (a) If an Event of Default shall occur, all shares of the Pledged Stock may, at Pledgee's sole option, be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may, at its sole option, exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of each Issuer or otherwise and/or (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of such Issuer, or upon the exercise by the Pledgor or the Pledgee of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Pledgee shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

              (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. The Pledgee shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         (8) Remedies. If an Event of Default shall occur, the Pledgee may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, each Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived) may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Pledgee, to the payment in whole or in part of the Obligations, in such order as the Pledgee may elect, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Pledgee to collect such deficiency.

         (9) Private Sales. The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit any Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable requirements of law.

         (10) Term. This Agreement, including the pledges granted hereunder, shall terminate upon the final payment in full of the Obligations, provided that the Pledgee shall not thereafter be required to remit to the Pledgor or any of its assignees or successors any portion of the Note proceeds. Upon termination of this Agreement, any Collateral still pledged hereunder (and not yet disposed of) shall be promptly delivered to the Pledgor together with all stock powers, powers of attorney and proxies.

         (11) Amendments. etc. with respect to the Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Pledgee may be rescinded by the Pledgee, and any of the Obligations continued, and the Obligations, or the liability of any Issuer or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Pledgee, and the Note and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Pledgee may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Pledgee for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Pledgee shall not have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Pledgee upon this Pledge Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between any Issuer and the Pledgor, on the one hand, and the Pledgee, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Issuer or the Pledgor with respect to the Obligations.

         (12) Limitation on Duties Regarding Collateral. The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise,shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. The Pledgee and its directors, officers, employees or agents shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligations to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         (13) Severability. Any provisions of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (14) Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         (15) No Waiver; Cumulative Remedies. The Pledgee shall not by any act (except by a written instrument pursuant to paragraph 15 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          (16) Waivers and Amendments. Successors and Assigns. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgee and its successors and assigns, including, without limitation, Bank of Boston Connecticut and any subsequent senior lenders of the Pledgee.

         (17) Marshalling. Pledgee shall not be required to marshal any present or future collateral security for (including, but not limited to, this Pledge Agreement and the Collateral), or other assurances of payment of, the Obligations, the Loan or any of them, or to resort to such collateral security or other assurances of payment in any particular order. To the extent that the Pledgor lawfully may, the Pledgor hereby agrees that the Pledgor will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of Pledgee's rights under this Pledge Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.

         (18) Notices. Notices by the Pledgee to the Pledgor or any Issuer may be given by hand, by mail, by telex or by facsimile transmission, addressed or transmitted to the Pledgor, or in the case of any Issuer, in care of the Pledgor, at the Pledgor's address or transmission number set forth below and shall be effective (a) when delivered by hand, (b) in the case of mail, three days after deposit in the postal system, first class postage pre-paid and (c) in the case of telecopy notice, when sent. The Pledgor or any Issuer may change their respective addresses and transmission numbers by written notice to the Pledgee.

         The Pledgor:                Challenger Industries Inc.
                                     Reid House
                                     31 Church Street
                                     P.O. Box HM 1437
                                     Hamilton HM FX
                                     BERMUDA
                                     Attention: President
                                     Telecopy: (809) 292-5560



         With a copy to:             Philip P. Rossetti, Esquire
                                     Hale and Dorr
                                     60 State Street
                                     Boston, MA 02109
                                     Telecopy: (617) 526-5000


         The Pledgee:                O. F. Mossberg & Sons, Incorporated
                                     Maverick Arms, Inc.
                                     7 Grasso Avenue
                                     North Haven, CT 06473
                                     Attention: Vice President and General
                                                Counsel
                                     Telecopy: (203) 230-5423







 With a copy to:                    Stanford N. Goldman, Jr., Esquire
                                    Schatz & Schatz, Ribicoff & Kotkin
                                    90 State House Square
                                    Hartford, CT 06103
                                    Telecopy: (203) 246-1225

         (19) Expenses. The Pledgor will upon demand pay to the Pledgee the amount of any and all expenses, including the reasonable fees and expenses of counsel and of any experts and agents, which the

Pledgee may incur in connection with (a) the custody, preservation or sale of, collection from or other realization upon any of the Collateral, (b) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (c) the failure by the Pledgor to perform or observe any of the provisions hereof.

         (20) Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by such Issuer from the Pledgee in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

         (21) Integration. This Pledge Agreement represents the agreement of the Pledgor with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Pledgee relative to subject matter hereof not expressly set forth or referred to herein, in the Note or in the Letter Agreement.

         (22) GOVERNING LAW. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PLEDGOR UNDER THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CONNECTICUT (BUT NOT ITS CONFLICTS OF LAW PROVISIONS). The Pledgor hereby consents to service of process, and to be sued, in the State of Connecticut and consents to the jurisdiction of the courts of the State of Connecticut and the United States District Court for the District of Connecticut, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising hereunder or out of any of the Obligations or with respect to the transactions contemplated hereby, and expressly waives any and all objections Pledgor may have to venue in any such courts.





          IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                             CHALLENGER INDUSTRIES INC.

                                             By /s/ Peter G. Leighton
                                               ---------------------------
                                                Its President

                                             O. F. MOSSBERG & SONS, INCORPORATED


                                             By  /s/ William H. Schoner
                                                -----------------------------
                                                 Its Vice President


                                             MAVERICK ARMS, INC.

                                             By  /s/ William H. Schoner
                                                -----------------------------
                                                Its Vice President

STATE OF CONNECTICUT           )
                               ) ss. Hartford
COUNTY OF HARTFORD             )


         Before me, the undersigned, this 31st day of May, 1995, personally appeared Peter G. Leighton known to me to be the President of Challenger Industries Inc., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officers, and the free act and deed of said corporation.

         In Witness Whereof, I hereunto set my hand.

                      ----------------------------
                      Commissioner of the Superior Court


STATE OF CONNECTICUT           )
                               ) ss. Hartford
COUNTY OF HARTFORD             )


         Before me, the undersigned, this 31st day of May, 1995, personally appeared William H. Schoner, known to me to be the Vice President of O. F. Mossberg & Sons, Incorporated, and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

         In Witness Whereof, I hereunto set my hand.


                      ----------------------------
                      Commissioner of the Superior Court

STATE OF CONNECTICUT)
                    )ss. Hartford
COUNTY OF HARTFORD  )

         Before me, the undersigned, this 31st day of May, 1995, personally appeared William H. Schoner, known to me to be the Vice President of Maverick Arms, Inc., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

         In Witness Whereof, I hereunto set my hand.



                                           -------------------------------------
                                           Commissioner of the Superior Court





                                   SCHEDULE I


Corporation                           Shares                Certificate Number
- -----------                           ------                ------------------

Lakefield Arms Limited                650,000                      P-1
Lakefield Arms Limited                    100                      C-1
Passive Bullet Traps, Inc.              1,000                        2





                              STOCK TRANSFER POWER

         KNOW ALL MEN BY THESE PRESENTS, FOR VALUE RECEIVED, Challenger Industries Inc., hereby sells, assigns and transfers unto___________________ (____) shares of the common stock of Lakefield Arms Limited (the "Corporation") standing in __________________________ name on the books of the Corporation represented by Certificate No.________ herewith, and does hereby irrevocably constitute and appoint _____________ attorney to transfer said stock, or any part thereof, on the books of the Corporation with full power of substitution.

         IN WITNESS WHEREOF, Challenger Industries, Inc., has executed this Stock Transfer Power this ____ day of ________________.

                                                 CHALLENGER INDUSTRIES, INC,

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President








                              STOCK TRANSFER POWER

         KNOW ALL MEN BY THESE PRESENTS, FOR VALUE RECEIVED, Challenger Industries, Inc., hereby sells, assigns and transfers unto___________________ (____) shares of the preferred stock of Lakefield Arms Limited (the "Corporation") standing in __________________________ name on the books of the Corporation represented by Certificate No.________ herewith, and does hereby irrevocably constitute and appoint _____________ attorney to transfer said stock, or any part thereof, on the books of the Corporation with full power of substitution.

         IN WITNESS WHEREOF, Challenger Industries, Inc., has executed this Stock Transfer Power this ____ day of ________________.

                                                 CHALLENGER INDUSTRIES,  INC.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President







                              STOCK TRANSFER POWER

         KNOW ALL MEN BY THESE PRESENTS, FOR VALUE RECEIVED, Challenger Industries, Inc., hereby sells, assigns and transfers unto___________________ (____) shares of the capital stock of Passive Bullet Traps, Inc. (the "Corporation") standing in __________________________ name on the books of the Corporation represented by Certificate No.________ herewith, and does hereby irrevocably constitute and appoint _____________ attorney to transfer said stock, or any part thereof, on the books of the Corporation with full power of substitution.

         IN WITNESS WHEREOF, Challenger Industries, Inc., has executed this Stock Transfer Power this ____ day of ________________.

                                                 CHALLENGER INDUSTRIES, INC.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President






                               POWER OF ATTORNEY

         The undersigned, Challenger Industries, Inc., does hereby appoint _______________ , of ______________ as the attorney-in-fact of the undersigned to act in its name, place and stead in any way which it itself could do, of it were personally present, with respect to any and all shares of common stock of Lakefield Arms Limited now or hereafter owned by the undersigned and with respect to any dividends and distributions thereof, including without limitation, all right and power to vote, encumber, transfer or assign all or any part of such stock. This power of attorney is coupled with an interest and shall be irrevocable.

         Dated this _____ day of_________________.

                                                 CHALLENGER INDUSTRIES,  INC.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President


STATE OF CONNECTICUT)
                    )ss. Hartford
COUNTY OF HARTFORD  )

         Before me, the undersigned, this 31st day of May, 1995, personally appeared Peter Leighton, known to me to be the President of Challenger Industries, Inc., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

In Witness Whereof, I hereunto set my hand.




                                              ----------------------------------
                                              Commissioner of the Superior Court



                               POWER OF ATTORNEY

         The undersigned, Challenger Industries, Inc., does hereby appoint _______________ , of ______________ as the attorney-in-fact of the undersigned to act in its name, place and stead in any way which it itself could do, of it were personally present, with respect to any and all shares of preferred stock of Lakefield Arms Limited now or hereafter owned by the undersigned and with respect to any dividends and distributions thereof, including without limitation, all right and power to vote, encumber, transfer or assign all or any part of such stock. This power of attorney is coupled with an interest and shall be irrevocable.

         Dated this _____ day of_________________.

                                                 CHALLENGER INDUSTRIES, INC.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President


STATE OF CONNECTICUT)
                    )ss. Hartford
COUNTY OF HARTFORD  )

         Before me, the undersigned, this 31st day of May, 1995, personally appeared Peter Leighton, known to me to be the President of Challenger Industries, Inc., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

In Witness Whereof, I hereunto set my hand.




                                              ----------------------------------
                                              Commissioner of the Superior Court








                               POWER OF ATTORNEY

         The undersigned, Challenger Industries, Inc., does hereby appoint _______________ , of ______________ as the attorney-in-fact of the undersigned to act in its name, place and stead in any way which it itself could do, of it were personally present, with respect to any and all shares of common stock of Passive Bullet Traps, Inc.now or hereafter owned by the undersigned and with respect to any dividends and distributions thereof, including without limitation, all right and power to vote, encumber, transfer or assign all or any part of such stock. This power of attorney is coupled with an interest and shall be irrevocable.

         Dated this _____ day of ___________________.

                                                 CHALLENGER INDUSTRIES, INC.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                     Its President


STATE OF CONNECTICUT)
                    )ss. Hartford
COUNTY OF HARTFORD  )

         Before me, the undersigned, this 1st day of May, 1995, personally appeared Peter G. Leighton, known to me to be the President of Challenger
Industries, Inc., and that he as such officer, signer and sealer of the foregoing instrument, acknowledged the execution of the same to be his free act and deed individually and as such officer, and the free act and deed of said corporation.

In Witness Whereof, I hereunto set my hand.




                                              ----------------------------
                                              Commissioner of the Superior Court









                                      PROXY

         The undersigned hereby appoints _________________ as the proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Lakefield Arms Limited which the undersigned is entitled to vote at any meeting, or in any consent, of the stockholders of Challenger Industries, Inc. which may be held or sought at any time after the date hereof and prior to _____________________. This proxy is coupled with an interest and is irrevocable and confers upon the proxy all of the powers that the undersigned would possess if personally present.

         This proxy shall take effect and be effective at such time or times as are set forth or provided for in the Pledge Agreement of even date herewith between the undersigned and the Proxy.

         Dated this _____ day of_________________.

                                                 CHALLENGER INDUSTRIES,  INC.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President









                                      PROXY

         The undersigned hereby appoints ____________ as the proxy of the undersigned, with full power of substitution, to vote all of the shares of preferred stock of Lakefield Arms Limited which the undersigned is entitled to vote at any meeting, or in any consent, of the stockholders of Challenger Industries, Inc. which may be held or sought at any time after the date hereof and prior to_________________. This proxy is coupled with an interest and is irrevocable and confers upon the proxy all of the powers that the undersigned would possess if personally present.

         This proxy shall take effect and be effective at such time or times as are set forth or provided for in the Pledge Agreement of even date herewith between the undersigned and the Proxy.

         Dated this _____ day of_________________.

                                                 CHALLENGER INDUSTRIES,  INC.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President







                                      PROXY

         The undersigned hereby appoints_________________ as the proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Passive Bullet Traps, Inc. which the undersigned is entitled to vote at any meeting, or in any consent, of the stockholders of Challenger Industries, Inc. which may be held or sought at any time after the date hereof and prior to _______________. This proxy is coupled with an interest and is irrevocable and confers upon the proxy all of the powers that the undersigned would possess if personally present.

         This proxy shall take effect and be effective at such time or times as are set forth or provided for in the Pledge Agreement of even date herewith between the undersigned and the Proxy.

         Dated this _____ day of_________________.

                                                 CHALLENGER INDUSTRIES,  INC.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President